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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Registration Statement of PennFed Capital Trust I on Form S-2 of our report dated July 31, 1997, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/Deloitte & Touche L.L.P.
Deloitte & Touche L.L.P.
Parsippany, New Jersey
September 17, 1997